Exhibit 99.1

ARROWHEAD RESEARCH CORPORATION

Moderator: Bruce Stewart

10-06-04/3:30 p.m. CT

Confirmation # 842289

ARROWHEAD RESEARCH CORPORATION

Moderator: Bruce Stewart

October 6, 2004

3:30 p.m. CT

Operator: Good day, everyone, and welcome to Arrowhead Research Corporation’s Shareholder Update conference call. Statements in this release which are not historical facts are forward-looking and involve risks and uncertainties, including, but not limited to, the impact of competitive products and pricing, increased investment support product introductions, market acceptance of products, product transitions by the Company and its competitors, currency fluctuations, changes in product sales mix and other risks described in the Company’s registration statement and other Securities and Exchange Commission filings.

As a reminder, today’s call is being recorded. For opening remarks and introductions, I would now like to turn the call over to Mr. Bruce Stewart, President of Arrowhead Research Corporation. Please go ahead, sir.

Bruce Stewart: Welcome, everybody. This is to try and bring everybody up-to-date on what’s going on. I’m going to do a brief description of the Company and try and go to questions and answers, because I think that’s where most people are interested.

The Company was founded a little over a year ago with the idea of funding research at universities, in an exchange for the funding of the nanotech research

ARROWHEAD RESEARCH CORPORATION

Moderator: Bruce Stewart

10-06-04/3:30 p.m. CT

Confirmation # 842289

projects that are going on at various universities, we would obtain the exclusive right to commercialize anything that came out of that research. Our idea was to build a diversified nanotech company, through this research, and as projects came out of the research that were ready for commercialization that we would then form companies, based on the various intellectual property that came out of these research agreements.

We started out doing three research agreements at Caltech. Briefly, they are – Prof. Bockrath is researching nanoelectronics, Prof. Collier is researching biomolecular tools and Prof. Atwater is researching nanomaterials and nanosemiconductors. As a result of this research, we have, to date, founded three companies, the Aonex Corporation, which is in the nanofilm business of transferring very expensive nanosemiconductors onto very low-cost substrates, and there’s a big market for this.

It lowers the cost and it eventually leads to the possibility of putting systems on a chip, being able to put multi-exotic semiconductors onto one wafer. The second company is Insert Therapeutics. They are, right now, finishing up animal studies for a new nano-drug delivery system. The animal studies are very, very encouraging, in many cases curing the cancer in mice and dogs. Clinical trials will begin next year.

ARROWHEAD RESEARCH CORPORATION

Moderator: Bruce Stewart

10-06-04/3:30 p.m. CT

Confirmation # 842289

The third company, Nanotechnica, has the variety of nano-devices, which they plan to build – which have been tested and patented and they plan to build systems – nanosystems for analyzing various things. But, I think one of their first projects will probably be to build a diagnostic box for human disease and et cetera. And, I’ll answer any more questions when we get to the end.

By the way, this little brief summary is all explained on our Web site, and I suggest that you go look at the Web site and get more details on what we just talked about. Our Web site is Arrowhead Research dot net, not dot com, but dot net. To date, we have accumulated over 180 nanotech patents and applications and we’re growing and growing fast on the number of patents.

So that’s a very brief description of what we’re doing. We filed an (S3) some time ago, and that’s going to go effective tomorrow, meaning that people who participated in earlier private placements will have registered stock as of tomorrow. I think probably the best thing to do is to open this up to questions and answers, so that I can answer any questions that you have, so let’s do that now.

Operator: Thank you, sir. Today’s question-and-answer session will be conducted electronically. If you’d like to ask a question, please signal by pressing the star key followed the digit one on your touch-tone telephone. If you are using a speakerphone, please make sure that your mute function is turned off to allow

ARROWHEAD RESEARCH CORPORATION

Moderator: Bruce Stewart

10-06-04/3:30 p.m. CT

Confirmation # 842289

our equipment to reach your signal. Once again, that is star, one on your touch-tone telephone to ask a question, and we’ll pause for just a moment to let everyone a chance to signal. And, again that is star, one for any questions. And, Mr. Stewart, at this time, we do not have any questions.

Bruce Stewart: Well that’s unfortunate. I was – the primary purpose of this call was to be able to answer peoples’ questions and ...

Operator: We do have a few queuing up now, sir.

Bruce Stewart: OK.

Operator: We’ll take our first question from Jay Gurley with Grant Benttington.

Bruce Stewart: OK.

Jay Gurley: Hey, Bruce, how are you?

Bruce Stewart: Good. Hi, Jay.

Jay Gurley: Can you sort of give us an update what’s going on with Aonex, with regards to, you know, how far along ((inaudible)) with that process? I know you’ve had some developments, and forgive me if I didn’t hear it, but could you give us a little more depth on that project?

ARROWHEAD RESEARCH CORPORATION

Moderator: Bruce Stewart

10-06-04/3:30 p.m. CT

Confirmation # 842289

Bruce Stewart: Yes, Aonex is probably – we’ll be able to ship samples – well, currently can ship some small samples, but I would say that they’re probably two years away from volume production. Does that answer your question?

Jay Gurley: Close enough.

Bruce Stewart: OK.

Jay Gurley: Thanks.

Operator: And, we’ll go next to Virginia Dadey with Maxim.

Virginia Dadey: Hi, Bruce.

Bruce Stewart: Hi, Virginia.

Virginia Dadey: (Will) you always find a prospectus, I guess, that will be on the Bloomberg Network, with regards to this?

ARROWHEAD RESEARCH CORPORATION

Moderator: Bruce Stewart

10-06-04/3:30 p.m. CT

Confirmation # 842289

Bruce Stewart: Well, we’re mailing prospectuses and I understand that you can also get the prospectus – call the company – call Jane Davidson ...

Virginia Dadey: OK.

Bruce Stewart: ((inaudible)) and she can tell you where you can find it on the Internet.

Virginia Dadey: OK. Can you speak a little bit – an update. I don’t know what you can say, with disclosure and all, where the patent portfolio lies now, how many patents you have, versus when the deal was originally done – how that’s grown?

Bruce Stewart: Well, right now we have 180 patents and applications for patents, all in the nanotech and mems arena, and we are filing several more, as we talk, and I expect that we’ll be adding several patents a week, or a month. I’m not sure what the number is, but we’re actively growing in the number of patents that we have. And, all of our patents, by the way, are exclusive, as compared to a lot of other people who claim to have big patent portfolio, who have, you know, non-exclusive patents, but all of ours are on an exclusive basis.

Virginia Dadey: Do you ((inaudible)) your three divisions, in your opinion – I know this is a subject of question – which of them do you think will have a commercial viability to market first?

ARROWHEAD RESEARCH CORPORATION

Moderator: Bruce Stewart

10-06-04/3:30 p.m. CT

Confirmation # 842289

Bruce Stewart: That’s hard to predict. I think that Aonex has been pretty widely publicized that they think that they’ll be – won’t be into mass production for at least two years – samples prior to that. Insert is going into clinical human trials next year and depending – you know that can go very quickly, or it can take a very long time, so it’s very hard to predict how long that will be. Although, we’ve been told that we’re going to be on a fast track, because the delivery system – the first drug that is going to be tested in humans is a chemotherapy drug for cancer, so we’ve got a lot of interest in it and we think it’s going to be fast track and possibly (orphan) status.

Virginia Dadey: OK, and the last division ...

Bruce Stewart: Nanotechnica?

Virginia Dadey: Yes.

Bruce Stewart: We’ll probably have it’s first product, which is a nanoprobe for the atomic force microscope that is within a year being mass produced and that probe offers significant improvement over – in resolution and speed and sensitivity. Estimates are in the neighborhood of 1,000 more sensitive than existing probes.

Virginia Dadey: OK, thank you very much.

ARROWHEAD RESEARCH CORPORATION

Moderator: Bruce Stewart

10-06-04/3:30 p.m. CT

Confirmation # 842289

Operator: And, we’ll take our next question from Alan Gelband.

Alan Gelband: Hi, how you doing?

Bruce Stewart: Hi, Alan.

Alan Gelband: Good. Listen, how are you intending to finance some of these projects going forward, like Insert’s clinical trials, or future clinical trials?

Bruce Stewart: Well, Insert, in particular, we are talking about doing some collaborations with some other drug companies, nothing firm yet, but we’re doing some discussion. We’re also applying for some grants and that’s looking good. And, we certainly have the ability to raise additional capital, when and if needed.

Alan Gelband: Are you going to think of raising capital based on the stock of Insert, or on the parent level – you know – and this is true for all the three different companies?

Bruce Stewart: Our current thinking is to raise the capital at the parent level. Our goal is to build, as I said, our goal is to build a diversified nanotech company, with multiple majority owned subsidiaries, and we’re not in the venture capital business, or the investment banking business. We’re in the business of building a diversified nano company.

ARROWHEAD RESEARCH CORPORATION

Moderator: Bruce Stewart

10-06-04/3:30 p.m. CT

Confirmation # 842289

Alan Gelband: Are you thinking also of developing a fourth leg to the business, or buying a fourth leg – a fourth company?

Bruce Stewart: Well, we’re looking. We have no plans at – I mean nothing definite, at this time. We’re in communication with lots of deals.

Alan Gelband: So, you’re aggressively looking, but nothing ((inaudible)) I see. OK, very nice job, incidentally. For one year it’s amazing what you’ve accomplished.

Bruce Stewart: Thank you.

Operator: We’ll take our next question from Milton Aronowitz, private investor.

Milton Aronowitz: Bruce, how you doing?

Bruce Stewart: Good, Milt, how are you?

Milton Aronowitz: Good, thanks. There was an announcement, oh back the end of August that one of your first professors you backed, I guess Patrick Collier ...

ARROWHEAD RESEARCH CORPORATION

Moderator: Bruce Stewart

10-06-04/3:30 p.m. CT

Confirmation # 842289

Bruce Stewart: Yes.

Milton Aronowitz: ... came out with a new method for (coating) nanotubes, and I was wondering, how are you going to take advantage of that? Is this going to be a new company, or is it something you’ll license out, or how will you ((inaudible)) benefit from it?

Bruce Stewart: Well, we haven’t made a decision

Milton Aronowitz: OK.

Bruce Stewart: …((inaudible)). We have several options. It might be useful in one of our existing companies and/or we might license it. I don’t believe that it would make sense, at this time, to start a company based on that technology.

Milton Aronowitz: OK, thank you very much.

Operator: And, we’ll go next to Bennett Tremaine, private investor.

Bennett Tremaine: Yes. Hi, Bruce, how are you this afternoon?

Bruce Stewart: ((inaudible)) Bennett.

ARROWHEAD RESEARCH CORPORATION

Moderator: Bruce Stewart

10-06-04/3:30 p.m. CT

Confirmation # 842289

Bennett Tremaine: A question I have, Bruce, has to do with cancer and health. Obviously that’s on everyone’s mind around the entire world. Is there any way to get around the huge time and cost that the FDA requires, by maybe pushing ahead in Europe, India, maybe China, with some of your ((inaudible)).

Bruce Stewart: That’s not our plan. Our plan is to go through the U.S. FDA process, and we think we can go through in a shortened and less expensive period method. That’s our thinking, at the moment.

Bennett Tremaine: I know you indicated a fast track. How fast is fast track?

Bruce Stewart: Well, you know, phase one is not a very lengthy study. Phase one is a safety study and phase two is an efficacy study, as I understand it, and I may be wrong. I would think we would have some positive information on the potential value of this nanodrug delivery system sometime next year.

Bennett Tremaine: I think you’ve done a terrific job in the time that you’ve been there, Bruce. And, the other question I have, and my only one is do you have a PR firm that you are dealing with for the stockholders and yourself? I don’t mean for the (stockholders) ((inaudible)).

Bruce Stewart: We do not have a formal arrangement, at this time. We’re dealing with a number of investment bankers that are helping and interested. We have

ARROWHEAD RESEARCH CORPORATION

Moderator: Bruce Stewart

10-06-04/3:30 p.m. CT

Confirmation # 842289

intentionally not done much PR, if any, until this registrations complete. If we had – we’ve kind of stayed under the radar, because there was no stock available for trading, and so we’ve kind of kept quiet and only announced the things that were required. So, I think you’ll see more activity mainly in the way of road shows, now that we have some stock to trade.

Bennett Tremaine: OK, thank you.

Operator: And, once again, that is star, one on your touch-tone telephone to ask a question. And, we’ll pause for just a moment.

We do have a question from Jack Armstrong with NAV Capital.

Bruce Stewart: Hi, Jack.

Jack Armstrong: How you doing, Bruce? I have two questions. One, are you currently in any discussion with any other university, as far as their patent portfolios go?

Bruce Stewart: Yes.

Jack Armstrong: Obviously you don’t want to talk about that then?

ARROWHEAD RESEARCH CORPORATION

Moderator: Bruce Stewart

10-06-04/3:30 p.m. CT

Confirmation # 842289

Bruce Stewart: We are in discussion with several. In fact, we’re getting phone calls from a lot of them saying that they’d be very interested – they’re very interested in our model and our money.

Jack Armstrong: Is it the universities that are trying to monetize these that are coming to you, or professors that want to start their own company, or how is that working?

Bruce Stewart: Both. They’re both interested in having us fund some of their research, and they’re also interested in that they have some IP that they think is ready to commercialize, and we’re having discussions with a number of universities.

Jack Armstrong: OK, my second question is, as far as Insert goes, I know you guys are doing the cancer research. Is there any other applications or uses for what you guys are doing, as far as, you know, the drug delivery, you know

Bruce Stewart: Yes.

Jack Armstrong: ... outside of cancer?

Bruce Stewart: The drug delivery mechanism can be very useful. It can be used in many other drug and drug delivery. Each one, of course, would have to go through an FDA cycle, so we’re concentrating on cancer and a particular drug, rather than trying to run several programs at once. We feel that once we get this drug delivery system approved, with a specific drug, that we could go and get approval for additional drugs much quicker and much cheaper.

ARROWHEAD RESEARCH CORPORATION

Moderator: Bruce Stewart

10-06-04/3:30 p.m. CT

Confirmation # 842289

Jack Armstrong: Is there anybody out there, as well, that has this kind of drug delivery system that are currently, or, you know, going to go into clinicals that you are aware of?

Bruce Stewart: None that I’m aware of that uses this kind of technology, no.

Jack Armstrong: Thanks.

Operator: Once again, that is star, one for questions. We’ll pause for just a moment. And, Mr. Stewart, there appear to be no further questions.

Bruce Stewart: OK. Well, thanks, everybody, and contact us if you have additional questions or want to talk. And, goodbye and thanks again.

Operator: That does conclude today’s conference. Thank you for your participation. You may disconnect at this time.

END